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                              Verizon Virginia Inc.

                                                                      EXHIBIT 12

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
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                                                                                                    Three Months Ended
(Dollars in Millions)                                                                                 March 31, 2002
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Income before provision for income taxes and extraordinary item                                                 $166.0
Interest expense                                                                                                  18.6
Portion of rent expense representing interest                                                                      9.2
Amortization of capitalized interest                                                                                .9
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Earnings, as adjusted                                                                                           $194.7
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Fixed charges:
Interest expense                                                                                                $ 18.6
Portion of rent expense representing interest                                                                      9.2
Capitalized interest                                                                                                .4
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Fixed Charges                                                                                                   $ 28.2
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Ratio of Earnings to Fixed Charges                                                                                6.90
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